Exhibit 99.1

Constellation Acquisition Corp I Announces Notification to New York Stock Exchange of Intention to Voluntarily Delist Ordinary Shares, Warrants and Units

Intends to Apply to Transfer Securities to OTCQX

New York, N.Y. — December 20, 2023 — Constellation Acquisition Corp I (NYSE: CSTA) (the “Company”) today announced its intention to voluntarily delist its Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), redeemable warrants, each one whole warrant exercisable for one share of Class A ordinary shares at an exercise price of $11.50 (the “Warrants”) and units, each consisting of one share of Class A ordinary shares and one-third of one redeemable warrant (the “Units” and together with the Ordinary Shares and the Warrants, the “Securities”) from The New York Stock Exchange (“NYSE”) and its intention to make an application to have its Securities quoted on the OTCQX Marketplace (“OTCQX”). The Company provided notice of the voluntary delisting to NYSE on December 20, 2023 and intends to timely file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) to effect the delisting. It is anticipated that the delisting will become effective on or about January 11, 2024. Although the timing of the Company’s decision was driven in part by the determination it could soon fall out of compliance with NYSE listing standards, the Company has been evaluating its listing options for some time and has concluded that, for the Company, the cost of an NYSE listing, and the management attention required to maintain compliance with NYSE listing standards, outweighs the benefits of being listed on NYSE. Eliminating the effort required to maintain compliance with NYSE listing standards will better enable the Company to focus on its purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company intends to make an application to have its Ordinary Shares quoted on OTCQX and expects that the Ordinary Shares will be quoted on the OTCQX under its current trading symbol “CSTA”, the Warrants will be quoted on the OTCQX under its current trading symbol “CSTA.WS” and the Units will be quoted on the OTCQX under its current trading symbol “CSTA.U” on the next trading day after NYSE trading is no longer available, subject to the approval of the OTCQX. The Company expects that transferring its Securities to the OTCQX will enable its investors to hold and trade its Securities without interruption.

The Company will remain subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended, following the delisting of its Securities from NYSE. Shareholders of the Company will not be required to exchange any Securities, and the Company expects electronic trading to be available without any material disruption. Ultimately, the Company’s board of directors determined that it is in the best interests of the Company and its shareholders to voluntarily delist the Company’s Securities from NYSE and move to the OTCQX at this time.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expect,” “will,” “plan,” “anticipate,” “could,” “intend,” “believe,” “estimate,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words, and the use of future dates. Forward-looking statements in this press release include, but are not limited to, statements regarding the timing and effect of the Company’s delisting from NYSE and transfer to OTCQX. The forward-looking statements in this press release are only predictions and are based largely on the Company’s current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of known and unknown risks, uncertainties and assumptions, including without limitation, risks associated with the delisting from NYSE, the Company’s ability to successfully transfer to OTCQX, the possibility that the Company’s Securities may be involuntarily delisted from NYSE prior to the effectiveness of the voluntary delisting, market conditions and the impact of these changes on the trading and price of the Company’s Securities and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on March 31, 2023 and in its other subsequent filings with the SEC, including its subsequent Quarterly Reports on Form 10-Q. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, investors should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Contact

ir@constellationacquisition.com